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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 1998


                             STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                                        95-3093858
 (State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification number)


                         COMMISSION FILE NUMBER: 0-12046


                               8450 CENTRAL AVENUE
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 608-4000


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        (b) (1) - (2) On June 26, 1997, StreamLogic Corporation (the "Debtor") filed a voluntary petition in the United States Bankruptcy Court for the Northern District of California, San Francisco Division (the "Bankruptcy Court"), seeking protection under Chapter 11 of the United States Bankruptcy Code. On March 3, 1998, the Bankruptcy Court issued its order (the "Confirmation Order") confirming and approving the Debtor's First Amended Plan of Reorganization (Dated January 15, 1998), subject to certain modifications set forth in the Confirmation Order. The Debtor's First Amended Plan of Reorganization (Dated January 15, 1998), as modified by the Confirmation Order, is referred to herein as the "Modified Plan." The Modified Plan is expected to become effective on March 31, 1998 (the "Effective Date").

        (b) (3) The material features of the Modified Plan are summarized as follows. Unless otherwise provided herein, capitalized terms shall have the meanings ascribed to such terms in the Modified Plan filed as Exhibit 99.1 hereto.

        Under the terms of the Modified Plan, the Reorganized Debtor will retain certain core assets of its Hammer Storage Solutions(R) business (the "Hammer Assets"), and the estate remaining on and after the Effective Date (the "Distribution Estate") will retain and sell all other assets (the "Non-Hammer Assets"). The Distribution Estate will receive 3,500,000 shares of common stock of the Reorganized Debtor. The assets of the Distribution Estate, including the Non-Hammer Assets, will be managed by a bonded Distribution Agent and sold for the benefit of the Debtor's creditors. Current shareholders, consistent with the priority scheme set forth in the Bankruptcy Code and the present lack of equity in the Debtor, will receive nothing under the terms of the Modified Plan.

        The Modified Plan is the product of extensive negotiations over the course of several months among the Debtor, the Official Committee of Unsecured Creditors (the "Committee") and Michael O. Preletz, Chief Executive Officer of the Debtor ("Preletz"), Chapman A. Stranahan, President of the Debtor ("Stranahan"), and certain other investors affiliated with Preletz and Stranahan (collectively, with Preletz and Stranahan, the "Preletz Group") to design a plan which maximizes the recoveries to the Debtor's creditors and other parties in interest and creates a sound capital structure for the reorganized entity. Under the Modified Plan, the Reorganized Debtor will emerge from Chapter 11 proceedings recapitalized and prepared to implement a business plan.

        All existing shares of common stock of the Debtor will be canceled on the Effective Date, and the Reorganized Debtor will issue new shares of common stock in favor of the Debtor's creditors and the Preletz Group. As described above, the Distribution Estate will receive 3,500,000 shares. In addition, the Preletz Group will receive 2,000,000 shares in exchange for a cash investment of $650,000; 2,000,000 shares will be distributed directly to creditors in exchange for cash investments of $650,000 in the aggregate, pursuant to a creditors' rights offering; and 2,500,000 shares will be available for distribution pursuant to stock options that may be granted to management and nonmanagement employees.


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        Thereafter, an additional 10,000,000 shares may be issued by the
Reorganized Debtor through various stock options or sales, within limitations described in the Modified Plan. The Modified Plan designates various classes of Claims and Interests and provides for distribution rights for each such class, in a manner consistent with the priority system of the Bankruptcy Code. The net proceeds of sale of all assets in the Distribution Estate, after costs and full payment of priority expenses and claims, will be distributed on a pro-rata basis to holders of Allowed Claims, until all funds of the Distribution Estate have been exhausted.

        (b)(4) As of March 3, 1998, approximately 33,543,544 shares of common stock of the Debtor were issued and outstanding. On and after the Effective Date, the Reorganized Debtor shall be authorized to issue up to 20,000,000 shares of common stock (the "Reorganized Shares"), provided that, of such amount: (a) 5,000,000 shares may be issued at any time at the discretion of the Reorganized Debtor's board of directors in its business judgment, in return for new capital investments by the Preletz Group or by one or more third parties, at a per-share price that is not less than the greater of (i) $1.00 or (ii) current market value as of the date of issuance, to the extent that such market value can be reasonably ascertained; and (b) the other 15,000,000 shares may be issued only upon the following terms:

               (i) DISTRIBUTION ESTATE'S SHARES. On the Effective Date, the Reorganized Debtor shall issue 3,500,000 Reorganized Shares to the Distribution Estate, in exchange for, among other things, the revesting of the Hammer Assets in the Reorganized Debtor.

               (ii) PARTICIPATING CREDITORS' SHARES. On the Effective Date, the Reorganized Debtor shall issue 2,000,000 Reorganized Shares to Participating Creditors, in exchange for their aggregate contribution of cash of $650,000.00, pursuant to
                      Section 8.2 of the Modified Plan.

               (iii) PRELETZ GROUP SHARES. On the Effective Date, the Reorganized Debtor shall issue 2,000,000 Reorganized Shares to the Preletz Group, or its nominees, in exchange for its contribution of cash of $650,000.00, pursuant to the provisions of Section 7.4.3 of the Modified Plan.

               (iv) STOCK OPTION SHARES. At any time on and after the Effective Date, the Reorganized Debtor, at its management's discretion, may issue up to 2,500,000 Reorganized Shares pursuant to "Employee Stock Options," pursuant to the terms and conditions of the Modified Plan.

               (v) ADDITIONAL SHARES. In addition to the foregoing, the Reorganized Debtor may issue up to an additional 5,000,000 Reorganized Shares at any time, at the discretion of the Reorganized Debtor's management in its business judgment, pursuant to the terms and conditions of the Modified Plan.


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        (b)(5) For information as to the assets and liabilities of the Debtor, reference is made to the Monthly Operating Report for the Month of January 1998 (as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division), filed with the Securities and Exchange Commission on February 26, 1998 under cover of Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 5.  OTHER EVENTS.

        See Press Release dated March 4, 1998 attached as Exhibit 99.5.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    Exhibits

99.1     Debtor's First Amended Plan of Reorganization (Dated January 15, 1998).

99.2 Debtor's First Amended Disclosure Statement (Dated January 15, 1998) (Without exhibits -- exhibits will be furnished upon request to the Company.)

99.3     Order Confirming Debtor's Plan of Reorganization.

99.4     Findings of Fact and Conclusions of Law Regarding Plan of
         Reorganization.

99.5     Press Release dated March 4, 1998.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STREAMLOGIC CORPORATION
                                       (Registrant)



Date:  March 17, 1998                  By  /s/ Chapman A. Stranahan
                                          -------------------------
                                               Chapman A. Stranahan
                                               President


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                                         Exhibit Index

99.1     Debtor's First Amended Plan of Reorganization (Dated January 15, 1998).

99.2 Debtor's First Amended Disclosure Statement (Dated January 15, 1998) (Without exhibits -- exhibits will be furnished upon request to the Company.).

99.3     Order Confirming Debtor's Plan of Reorganization.

99.4     Findings of Fact and Conclusions of Law Regarding Plan of
         Reorganization.

99.5     Press Release dated March 4, 1998.


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